UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 24, 2025

REPUBLIC BANCORP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	0-24649	61-0862051
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

601 West Market Street, Louisville, Kentucky	40202
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (502) 584-3600

NOT APPLICABLE
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common	RBCAA	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 24, 2025, Republic Bancorp, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders voted and: (1) elected each of the Company’s nominees for director to the Company’s Board of Directors (the “Board”); (2) approved a non-binding advisory vote on the compensation of our Named Executive Officers (“NEOs”); (3) approved the Republic Bancorp, Inc. 2025 Stock Incentive Plan; and (4) ratified the appointment of Forvis Mazars, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s shareholders at the Meeting.

Proposal 1: To elect 15 directors to serve until the 2026 annual meeting of shareholders and their successors are elected and qualified or their earlier resignation or removal.

		Votes	Broker
Nominee	Votes For	Withheld	Non-Votes
Yoania Cannon	31,960,955	2,227,510	1,464,874
David P. Feaster	32,030,344	2,158,121	1,464,874
Jennifer N. Green	31,946,118	2,242,347	1,464,874
Heather V. Howell	31,949,589	2,238,876	1,464,874
Timothy S. Huval	31,457,302	2,731,162	1,464,874
Ernest W. Marshall, Jr.	31,253,119	2,935,346	1,464,874
W. Patrick Mulloy, II	31,969,337	2,219,128	1,464,874
W. Kennett Oyler, III	31,949,363	2,239,102	1,464,874
Logan M. Pichel	31,952,423	2,236,042	1,464,874
Vidya Ravichandran	31,435,889	2,752,576	1,464,874
Alejandro M. Sanchez	31,959,282	2,229,183	1,464,874
A. Scott Trager	30,120,373	4,068,091	1,464,874
Steven E. Trager	31,973,415	2,215,049	1,464,874
Andrew Trager-Kusman	32,016,087	2,172,377	1,464,874
Mark A. Vogt	31,048,920	3,139,545	1,464,874

Proposal 2: To hold a non-binding advisory vote on the compensation of our Named Executive Officers.

Votes For	34,032,662
Votes Against	78,600
Votes Abstained	77,202
Broker Non-Votes	1,464,874

Proposal 3: To approve the Republic Bancorp, Inc. 2025 Stock Incentive Plan.

Votes For	31,262,085
Votes Against	2,845,330
Votes Abstained	81,049
Broker Non-Votes	1,464,874

Proposal 4: To ratify the appointment of Forvis Mazars, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	35,425,636
Votes Against	212,777
Votes Abstained	14,926

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Bancorp, Inc.
(Registrant)

Date: April 28, 2025	By:	/s/ Kevin Sipes
Executive Vice President, Chief Financial Officer & Chief Accounting Officer

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